Press Release

Contact: Paul R. Streiber FOR RELEASE

Investor Relations November 3, 2005

(214) 303-2702 6:00 AM CT

paul.streiber@radiologix.com

RADIOLOGIX REPORTS THIRD QUARTER 2005 RESULTS

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DALLAS, November 3 -- Radiologix, Inc. (Amex: RGX), a leading national provider of diagnostic imaging services, today announced financial results for its third quarter and nine months ended September 30, 2005.

Select Financial Information (in thousands of dollars)	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2005	2004	2005	2004
Service fee revenue, as reported	$ 62,258	$ 63,613	$ 189,320	$ 195,866
Service fee revenue excluding terminated operations[1]	$ 62,259	$ 62,164	$ 188,352	$ 185,252

EBITDA[1]	$ 11,165	$ 10,217	$ 34,853	$ 35,052
EBITDA from continuing operations excluding terminated operations[1]	$ 11,221	$ 10,221	$ 34,639	$ 31,776

Net income (loss), as reported	$ (199)	$ (5,387)	$ 968	$ (10,203)
Income (loss) from continuing operations, as reported	$ 162	$ (5,176)	$ 1,578	$ (3,513)
Income (loss) from continuing operations excluding terminated operations[1]	$ 199	$ (379)	$ 1,453	$ (3,408)

1 As defined and reconciled below

Third Quarter 2005 Results

For the third quarter ended September 30, 2005, service fee revenue was $62.3 million, compared to $63.6 million for the third quarter 2004. Radiologix lost $199,000, or $0.01 per diluted share, compared to a net loss of $5.4 million or $0.25 per diluted share for the third quarter 2004.

  Service fee revenue excluding terminated operations was $62.3 million, compared to $62.2 million for the third quarter 2004.

  Income from continuing operations was $162,000, or $0.01 per diluted share, compared to a loss from continuing operations of $5.2 million, or $0.24 per diluted share, for the third quarter 2004.

  Income from continuing operations excluding terminated operations (defined and reconciled below) was $199,000, or $0.01 per diluted share, compared to a loss of $379,000, or $0.02 per diluted share for the third quarter 2004.

  EBITDA (defined and reconciled below) was $11.2 million, compared to $10.2 million for the third quarter 2004.

  EBITDA from continuing operations excluding terminated operations (defined and reconciled below) was $11.2 million, compared to $10.2 million for the third quarter 2004.

Nine Months Ended September 30, 2005 Results

For the nine months ended September 30, 2005, service fee revenue was $189.3 million, compared to $195.9 million for the same period last year. Radiologix earned $1.0 million, or $0.04 per diluted share, compared to a net loss of $10.2 million or $0.47 loss per share for the nine months ended September 30, 2004.

  Service fee revenue excluding terminated operations was $188.4 million, compared to $185.3 million for the nine months ended September 30, 2004.

  Income from continuing operations was $1.6 million, or $0.07 per diluted share, compared to a loss from continuing operations of $3.5 million, or $0.16 per diluted share, for the nine months ended September 30, 2004.

  Income from continuing operations excluding terminated operations was $1.5 million or $0.06 per diluted share, compared to a loss of $3.4 million, or $0.16 per diluted share for the nine months ended September 30, 2004.

  EBITDA was $34.9 million, compared to $35.1 million for the nine months ended September 30, 2004.

  EBITDA from continuing operations excluding terminated operations was $34.6 million, compared to $31.8 million for the nine months ended September 30, 2004.

Balance Sheet

  Cash and cash equivalents were $42.4 million at September 30, 2005, compared to $34.1 million at December 31, 2004.

  Net debt (total debt less cash and cash equivalents and restricted cash) was $122.3 million at September 30, 2005, compared to $130.9 million at December 31, 2004. Total debt at September 30, 2005 was $170.3 million, compared to $170.5 million at December 31, 2004.

  Days sales outstanding (DSOs) were 45 days at September 30, 2005, compared to 48 days at December 31, 2004.

"The third quarter and year-to-date results show good progress from a year ago. We grew service fee revenue and EBITDA excluding the terminated operations, generated strong positive cash flow from operations, further improved our DSO performance, and maintained strong liquidity," said Sami S. Abbasi, president and chief executive officer of Radiologix. "We are pleased with the progress that we are making against our three key focus areas for 2005. Our primary operations are improving, we are on track with our Radiologix Enhanced Workflow And Record Distribution (REWARD) Program, and we have the right pieces in place to execute our longer-term strategy."

Sarbanes-Oxley 404

As noted in our 2004 Form 10-K, subsequent to December 31, 2004, but prior to the finalization of our 2004 consolidated financial statements, Radiologix placed into operation new controls to address the material weakness we identified in our accounts receivable estimation process. These new controls include a retrospective collection analysis that matches cash collections to billed charges by month of service.

We believe these new controls have remediated the material weakness that existed as of December 31, 2004, and that these controls operated effectively during the nine months ended September 30, 2005.

Regulation G: GAAP and Non-GAAP Financial Information

This release contains certain financial information not derived in accordance with GAAP. Radiologix uses both GAAP and non-GAAP metrics to measure its financial results. We believe that, in addition to GAAP metrics, these non-GAAP metrics assist Radiologix in measuring its cash-based performance.

Radiologix believes this information is useful to investors and other interested parties because it removes unusual and nonrecurring charges that occur in the affected period and provides a basis for measuring the Company's financial condition against other quarters.

As Radiologix has historically reported non-GAAP results to the investment community, management also believes the inclusion of non-GAAP measures provides consistency in its financial reporting.

Such information should not be considered as a substitute for any measures calculated in accordance with GAAP, and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Reconciliation of this information to the most comparable GAAP measures is included in this release in the tables below.

Income from continuing operations is defined as income from continuing operations calculated in accordance with GAAP.

Income from continuing operations excluding terminated operations is defined as income from continuing operations, excluding terminated San Antonio and certain Mid-Atlantic operations.

EBITDA is defined as earnings before interest, taxes, depreciation and amortization, each from continuing operations, plus restricted stock compensation expense, and is reconciled to its nearest comparable GAAP financial measure.

EBITDA from continuing operations excluding terminated operations, is defined as EBITDA, excluding terminated San Antonio and certain Mid-Atlantic operations.

EBITDA and EBITDA from continuing operations excluding terminated operations are non-GAAP financial measures used as analytical indicators by Radiologix management and the healthcare industry to assess business performance. They also serve as measures of leverage capacity and ability to service debt.

EBITDA and EBITDA from continuing operations excluding terminated operations should not be considered measures of financial performance under GAAP, and the items excluded from EBITDA and EBITDA from continuing operations excluding terminated operations should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity.

As EBITDA and EBITDA from continuing operations excluding terminated operations are not measurements determined in accordance with GAAP and are therefore susceptible to varying methods of calculation, these metrics, as presented, may not be comparable to other similarly titled measures of other companies.

Conference Call

In connection with this press release, you are invited to listen to our conference call with Sami S. Abbasi, president and chief executive officer, and Michael N. Murdock, senior vice president and chief financial officer, on Thursday, November 3, 2005, at 8:00 a.m. Central Time / 9:00 a.m. Eastern Time.

You may access the call by dialing (800) 811-0667 and entering code 8184087. A replay of the call will be available by dialing (888) 203-1112 and entering code 8184087.

In addition, the conference call will be broadcast live over the Internet. You may listen to the call via the Internet by navigating to Radiologix's Web site (http://www.radiologix.com) and from the "Investor Relations" drop-down menu, click on "Conference Calls & Presentations."

If you are unable to participate during the live Webcast, the Third Quarter Results Conference Call will be archived on Radiologix's Web site (http://www.radiologix.com). To access the replay, from the "Investor Relations" drop-down menu, click on "Conference Calls & Presentations."

About Radiologix

Radiologix (http://www.radiologix.com) is a leading national provider of diagnostic imaging services, owning and operating multi-modality diagnostic imaging centers that use advanced imaging technologies such as positron emission tomography (PET), magnetic resonance imaging (MRI), computed tomography (CT) and nuclear medicine, as well as x-ray, general radiography, mammography, ultrasound and fluoroscopy. The diagnostic images created, and the radiology reports based on these images, enable more accurate diagnosis and more efficient management of illness for ordering physicians. Radiologix owned or operated 73 diagnostic imaging centers located in 8 states as of September 30, 2005.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements include words such as "may," "will," "would," "could," "likely," "estimate," "intend," "plan," "continue," "believe," "expect" or "anticipate" and other similar words, and include all discussions about our acquisition and development plans. We do not guarantee that the events described in this press release will occur as described, or that any positive trends noted in this press release will continue.

These forward-looking statements generally relate to our plans, objectives and expectations for future operations and are based upon management's reasonable estimates of future results or trends. Although we believe that our plans and objectives reflected in, or suggested by, such forward-looking statements are reasonable, we may not achieve such plans or objectives. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this press release. You should read this press release completely and with the understanding that actual future results may be materially different from what we expect. We will not update forward-looking statements even though our situation may change in the future.

Specific factors that might cause actual results to differ from our expectations include, but are not limited to:

  economic, demographic, business and other conditions in our markets;

  the highly competitive nature of the healthcare business;

  changes in patient referral patterns;

  changes in the rates or methods of third-party reimbursement for diagnostic imaging services;

  changes in our contracts with radiology practice groups;

  changes in the number of radiologists operating in our contracted radiology practice groups;

  the ability to recruit and retain technologists;

  the availability of additional capital to fund capital expenditure requirements;

  lawsuits against Radiologix and our contracted radiology practice groups;

  changes in operating margins, particularly changes due to our managed care contracts and capitated fee arrangements;

  failure by Radiologix to comply with state and federal anti-kickback and anti-self referral laws or any other applicable healthcare regulations;

  changes in business strategy and development plans;

  changes in federal, state or local regulations affecting the healthcare industry;

  our indebtedness, debt service requirements and liquidity constraints;

  risks related to our Senior Notes and healthcare securities generally;

  interruption of operations due to severe weather or other extraordinary events; and

  charges for unusual or infrequent (non-recurring) matters.

A more comprehensive list of such factors is set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and our other filings with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date on which such statement is made. The information in this press release is as of November 3, 2005. Radiologix undertakes no obligation to update any forward-looking statement or statements to reflect new events or circumstances or future developments.

Radiologix, Inc.

Consolidated Balance Sheets

(In thousands)

	September 30, 2005	December 31, 2004
ASSETS	(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$ 42,440	$ 34,084
Restricted cash	5,613	5,539
Accounts receivable, net of allowances	41,122	44,197
Due from affiliates	1,413	2,029
Federal and state income tax receivables	6,954	3,905
Assets held for sale	--	305
Other current assets	5,818	6,996
Total current assets	103,360	97,055
Property and equipment, net	65,449	58,627
Investments in joint ventures	10,057	8,137
Goodwill	2,241	2,241
Intangible assets, net	68,121	71,200
Deferred financing costs, net	5,354	6,591
Deferred income taxes	3,639	8,892
Other assets	1,076	1,328
Total assets	$ 259,297	$ 254,071
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$ 7,364	$ 11,342
Accrued physician retention	8,048	8,384
Accrued salaries and benefits	9,525	7,339
Deferred income taxes	3,649	3,202
Accrued interest	4,841	708
Current portion of capital lease obligations	31	48
Current portion of long-term debt	(26)	109
Other current liabilities	582	536
Total current liabilities	34,014	31,668
Long-term debt, net of current portion	158,270	158,270
Convertible debt	11,980	11,980
Capital lease obligations, net of current portion
  83
		92
Deferred revenue	6,596	6,903
Other liabilities	1,296	1,000
Total liabilities	212,239	209,913
Commitments and contingencies
Minority interests in consolidated subsidiaries	1,729	1,242
STOCKHOLDERS' EQUITY:
Common stock	2	2
Treasury stock	(180)	(180)
Additional paid-in capital	15,655	14,210
Retained earnings	29,852	28,884
Total stockholders' equity	45,329	42,916
Total liabilities and stockholders' equity	$ 259,297	$ 254,071

Radiologix, Inc.

Consolidated Statements of Operations

(In thousands, except per share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2005	2004	2005	2004
Service fee revenue
 $ 62,258

 $ 63,613

 $ 189,320

 $ 195,866

Costs of operations:
Cost of services
  40,389

  39,825

  120,838

  119,408

Equipment leases
  3,545

  4,554

  9,582

  13,945

Provision for doubtful accounts
  4,521

  5,329

  13,647

  16,185

Depreciation and amortization	6,125	5,449	18,014	17,484
Gross profit	7,678	8,456	27,239	28,844

Severance and other related costs
  --

  405

  --

  405

Corporate general and administrative
  3,862

  5,285

  13,195

  13,783

Impairment of goodwill, intangible and long-lived assets
  --

  7,474

  --

  13,226

Gain on sale of operations
  --

  --

  --

  (4,669)

Interest expense, net, including amortization of deferred financing costs	4,561	4,603	13,802	14,015

Income (loss) before equity in earnings of unconsolidated affiliates, minority interests in consolidated subsidiaries, income taxes
and discontinued operations
  (745)

  (9,311)

  242

  (7,916)

Equity in earnings of investments
  1,227

  982

  2,888

  2,336

Minority interests in income of consolidated subsidiaries	(184)	(195)	(487)	(639)

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS
  298

  (8,524)

  2,643

  (6,219)

Income tax expense	136	(3,348)	1,065	(2,706)
INCOME (LOSS) FROM CONTINUING OPERATIONS
  162

  (5,176)

  1,578

  (3,513)

Discontinued Operations:
Loss from discontinued operations before income taxes
  (582)

  (351)

  (986)

  (11,150)

Income tax benefit	(221)	(140)	(376)	(4,460)
Loss from discontinued operations	(361)	(211)	(610)	(6,690)
NET INCOME (LOSS)	$ (199)	$ (5,387)	$ 968	$ (10,203)

INCOME (LOSS) PER COMMON SHARE
Income (loss) from continuing operations--basic
 $ 0.01

 $ (0.24)

 $ 0.07

 $ (0.16)

Loss from discontinued operations--basic	(0.02)	(0.01)	(0.03)	(0.31)
Net income (loss)--basic
 $ (0.01)

 $ (0.25)

 $ 0.04

 $ (0.47)

Income (loss) from continuing operations--diluted
 $ 0.01

 $ (0.24)

 $ 0.07

 $ (0.16)

Loss from discontinued operations--diluted	(0.02)	(0.01)	(0.03)	(0.31)
Net income (loss)--diluted
 $ (0.01)

 $ (0.25)

 $ 0.04

 $ (0.47)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic
  22,138,145

  21,805,607

  22,030,959

  21,780,557

Diluted
  22,411,042

  21,805,607

  22,342,653

  21,780,557

Radiologix, Inc.

Reconciliation of Non-GAAP Financial Information

(In thousands)
Reconciliation of Income from Continuing Operations to EBITDA	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2005	2004	2005	2004
GAAP: Income (loss) from continuing operations	$ 162	(5,176)	$ 1,578	(3,513)
Add: Income tax benefit	136	(3,348)	1,065	(2,706)
Add: Severance and other related costs	--	405	--	405
Add: Interest expense, net	4,561	4,603	13,802	14,015
Add: Depreciation and amortization	6,125	5,449	18,014	17,484
Add: Impairment of goodwill, intangible, and long-lived assets	--	7,474	--	13,226
Add: Gain on sale of operations	--	--	--	(4,669)
Add: Litigation settlement	--	295	--	295
Add: Charges related to contract cancellations	--	515	--	515
Add: Restricted stock compensation expense	181	--	394	--
EBITDA	$ 11,165	$ 10,217	$ 34,853	$ 35,052

Radiologix, Inc.

Reconciliation of Non-GAAP Financial Information, Excluding Terminated Operations

(In thousands)
Reconciliation of Income from Continuing Operations to EBITDA from Continuing Operations Excluding Terminated Operations	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2005	2004	2005	2004
Income (loss) from continuing operations excluding terminated operations	$ 199	$ (379)	$ 1,453	$ (3,408)
Add: Income tax benefit	156	(535)	978	(2,376)
Add: Severance and other related costs	--	405	--	405
Add: Interest expense, net	4,560	4,585	13,801	13,847
Add: Depreciation and amortization	6,125	5,387	18,013	16,798
Add: Impairment of goodwill, intangible, and long-lived assets	--	263	--	6,015
Add: Litigation settlement	--	295	--	295
Add: Charges related to contract cancellations	--	200	--	200
Add: Restricted stock compensation expense	181	--	394	--
EBITDA from continuing operations excluding terminated operations	$ 11,221	$ 10,221	$ 34,639	$ 31,776

Radiologix, Inc.

Reconciliation of Financial Information, Excluding Terminated Operations

(In thousands)
For the Three Months Ended September 30, 2005
Radiologix	Terminated Operations	Radiologix Excluding Terminated Operations

Service fee revenue	$ 62,258	$ (1)	$ 62,259
Costs of operations:
Cost of services	40,389	48	40,341
Equipment leases	3,545	8	3,537
Provision for doubtful accounts	4,521	(1)	4,522
Depreciation and amortization	6,125	--	6,125
Gross profit	7,678	(56)	7,734

Corporate general and administrative	3,862	--	3,862
Interest expense, net, including amortization of deferred financing costs	4,561	1	4,560

Income (loss) before equity in earnings of unconsolidated affiliates, minority interests in consolidated subsidiaries, income taxes and discontinued operations	(745)	(57)	(688)

Equity in earnings of unconsolidated affiliates	1,227	--	1,227

Minority interests in income of consolidated subsidiaries	(184)	--	(184)

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	298	(57)	355

Income tax expense (benefit)	136	(20)	156

INCOME (LOSS) FROM CONTINUING OPERATIONS	$ 162	$ (37)	$ 199

Radiologix, Inc.

Reconciliation of Financial Information, Excluding Terminated Operations

(In thousands)
For the Three Months Ended September 30, 2004
Radiologix	Terminated Operations	Radiologix Excluding Terminated Operations

Service fee revenue	$ 63,613	$ 1,449	$ 62,164
Costs of operations:
Cost of services	39,825	1,185	38,640
Equipment leases	4,554	(8)	4,562
Provision for doubtful accounts	5,329	591	4,738
Depreciation and amortization	5,449	62	5,387
Gross profit	8,456	(381)	8,837

Severance and other related costs	405
  --
			405
Corporate general and administrative	5,285	--	5,285
Impairment of goodwill, intangible and long-lived assets	7,474	7,211	263
Interest expense, net, including amortization of deferred financing costs	4,603	18	4,585

Income (loss) before equity in earnings of unconsolidated affiliates, minority interests in consolidated subsidiaries, income taxes and discontinued operations	(9,311)	(7,610)	(1,701)

Equity in earnings of unconsolidated affiliates	982	--	982

Minority interests in income of consolidated subsidiaries	(195)	--	(195)

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	(8,524)	(7,610)	(914)

Income tax expense (benefit)	(3,348)	(2,813)	(535)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$ (5,176)	$ (4,797)	$ (379)

Radiologix, Inc.

Reconciliation of Financial Information, Excluding Terminated Operations

(In thousands)
For the Nine Months Ended September 30, 2005
Radiologix	Terminated Operations	Radiologix Excluding Terminated Operations

Service fee revenue	$ 189,320	$ 968	$ 188,352
Costs of operations:
Cost of services	120,838	486	120,352
Equipment leases	9,582	26	9,556
Provision for doubtful accounts	13,647	242	13,405
Depreciation and amortization	18,014	1	18,013
Gross profit	27,239	213	27,026

Corporate general and administrative	13,195	--	13,195
Interest expense, net, including amortization of deferred financing costs	13,802	1	13,801

Income before equity in earnings of unconsolidated affiliates, minority interests in consolidated subsidiaries, income taxes and discontinued operations	242	212	30

Equity in earnings of unconsolidated affiliates	2,888	--	2,888

Minority interests in income of consolidated subsidiaries	(487)	--	(487)

INCOME BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	2,643	212	2,431

Income tax expense	1,065	87	978

INCOME FROM CONTINUING OPERATIONS	$ 1,578	$ 125	$ 1,453

Radiologix, Inc.

Reconciliation of Financial Information, Excluding Terminated Operations

(In thousands)
	For the Nine Months Ended September 30, 2004
	Radiologix	Terminated Operations	Radiologix Excluding Terminated Operations

Service fee revenue	$ 195,866	$ 10,614	$ 185,252
Costs of operations:
Cost of services	119,408	5,600	113,808
Equipment leases	13,945	109	13,836
Provision for doubtful accounts	16,185	1,930	14,255
Depreciation and amortization	17,484	686	16,798
Gross profit	28,844	2,289	26,555

Severance and other related costs	405	--	405
Corporate general and administrative	13,783	--	13,783
Impairment of goodwill, intangible and long-lived assets	13,226	7,211	6,015
Gain on sale of operations	(4,669)	(4,669)	--
Interest expense, net, including amortization of deferred financing costs	14,015	168	13,847

Income (loss) before equity in earnings of unconsolidated affiliates, minority interests in consolidated subsidiaries, income taxes and discontinued operations	(7,916)	(421)	(7,495)

Equity in earnings of unconsolidated affiliates	2,336	114	2,222

Minority interests in income of consolidated subsidiaries	(639)	(128)	(511)

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	(6,219)	(435)	(5,784)

Income tax expense (benefit)	(2,706)	(330)	(2,376)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$ (3,513)	$ (105)	$ (3,408)

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